UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2025

THE J. M. SMUCKER COMPANY
(Exact name of registrant as specified in charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former name or former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the "Company") held its Annual Meeting of Shareholders (the “Meeting”) virtually on August 13, 2025, pursuant to the 2025 Proxy Statement sent on or about June 27, 2025 to all shareholders of record at the close of business on June 16, 2025. At the Meeting, 89,904,202 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.The shareholders elected the following nine Directors to each serve a one-year term expiring at the 2026 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Mercedes Abramo	77,257,145	1,159,144	315,830	11,172,083
Tarang P. Amin	77,600,613	786,539	344,967	11,172,083
Susan E. Chapman-Hughes	77,046,952	1,413,610	271,557	11,172,083
Jay L. Henderson	77,075,274	1,389,542	267,303	11,172,083
Jonathan E. Johnson III	77,659,995	788,109	284,015	11,172,083
Kirk L. Perry	77,553,059	907,710	271,350	11,172,083
Mark T. Smucker	72,168,542	6,309,953	253,624	11,172,083
Jodi L. Taylor	76,731,767	1,740,267	260,085	11,172,083
Dawn C. Willoughby	77,335,447	1,135,260	261,412	11,172,083
2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
81,691,718	7,941,255	271,229	—

3.The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the 2025 Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
73,039,845	5,239,631	452,643	11,172,083

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: August 18, 2025	By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal Officer and Secretary

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